UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2011

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52161	26-4204714
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8200 Wilshire Blvd., Suite 200, Beverly Hills CA 90211
       (Address of principal executive offices and Zip Code)

323-556-0746
Registrant’s telephone number, including area code:

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change in Registrant’s Certifying Accountant.

On June 2, 2011, LBB & Associates, Ltd., LLP (“LBB”) resigned as Jammin Java Corp.’s (formerly Marley Coffee, Inc. and prior to that Global Electronic Recovery Corp.) (the “Company”) independent registered public accounting firm.

During the period from September 24, 2004 (Inception) to January 31, 2011, LBB’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the years ended January 31, 2011 and 2010, included a going concern qualification.

During the periods referred to above and the subsequent interim period through June 2, 2011, (i) there were no disagreements between the Company and LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of LBB would have caused LBB to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On June 8, 2011, the Company provided LBB with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that LBB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated June 8, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 7, 2011, the Company engaged KBL, LLP (“KBL”) as its independent registered public accounting firm for the Company’s quarter ending April 30, 2011.  The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on June 7, 2011.

During the periods referred to above, the Company and the subsequent interim period through June 2, 2011, the Company has not consulted with KBL regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 8.01 OTHER EVENTS.

On May 20, 2011, the British Columbia Securities Commission (“BCSC”) issued a Cease Trade Order against Jammin Java Corp. (the “Company”) in the Canadian Province of British Columbia (the “Order”) ordering that all trading in the Company’s securities in British Columbia cease until (i) the Company files all required records in accordance with the British Columbia Securities Act and (ii) the Order is revoked by the BCSC.  A copy of the Order is attached as Exhibit 99 to this Current Report on Form 8-K

The Company is currently reviewing the matter and working with legal counsel to ensure compliance with all laws applicable to the Company, including filing any deficient reports with the BCSC, if any.

Item 9.01  Financial Statements and Exhibits.

(d)  The following exhibits are filed with this report:

Exhibit Number	Description
16.1	Letter from LBB & Associates, Ltd., LLP dated June 8, 2011
99.1	British Columbia Securities Commission Cease Trade Order, dated May 20, 2011

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from LBB & Associates, Ltd., LLP dated June 8, 2011
99.1	British Columbia Securities Commission Cease Trade Order, dated May 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMMIN JAVA CORP.

By: /s/ Anh Tran
Anh Tran
Date: June 8, 2011	President, Secretary, Treasurer